Regency Energy Partners LP
Wells Fargo MLP Conference
December 10 - 11, 2013



Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key 2013 Highlights

Completed more than $3 billion of major, organic growth projects and acquisitions in the last 12 months

- Completed the acquisition of SUGS in May, and integration is substantially complete
- Completed construction of 209,000 Bbls/d Gateway NGL Pipeline and first two 100,000 Bbls/d Mont Belvieu fractionators[1]
- Added more than 410 MMcf/d of processing capacity and 150 MMcf/d of treating capacity via organic growth projects
- Completed projects continue ramp up in 2014

Announced Plans to Purchase PVR Partners for $5.6 Billion[2]

- Creates a leading gathering and processing footprint in key, high-growth plays in the United States with a strong platform for additional growth
- Adds a strong growth platform in the Marcellus and Utica Shales and significantly expands Regency's position in the Midcontinent
- Expect approximately $30 million in synergies per year
- Anticipate project cash flows will contribute to significant increase in DCF and EBITDA over time

Delivered solid financial and operating performance, driven by increased volumes in liquids-rich regions

- Adjusted EBITDA increased 50% and DCF increased 67% over Legacy third quarter 2012 results, respectively[3]
- Average volumes for the third quarter of 2013 increased by more than 50% and NGL production increased 166%, compared to third quarter 2012 volumes
- Lone Star's NGL Transportation throughput increased 30% compared to the third quarter of 2012
- Revenue generating horsepower reached an all-time high

Further Strengthened Balance Sheet

- In September, announced public offering of $400 million of 5.75% Senior Notes due 2020
- Had approximately $1 billion of available liquidity at the end of the third quarter
- Pro forma leverage ratio of 4.1x as of 9/30/2013

1 Via Lone Star Joint Venture
2 Including assumption of net debt
3 Third quarter 2012 adjusted EBITDA results exclude SUGS

Expanding Asset Base

➢ Diversified asset portfolio is strategically positioned to benefit from drilling activity in liquids-rich plays

Asset Summary	2012[1]	2013[1]
Gathering Pipeline (miles)	6,345	11,945
Gathering and Processing Throughput (Mmbtu/d)[2]	1.4 million	2.2 million
Treating/Processing Plants	11	19
Processing Capacity (MMcf/d)	695	1,600
Transportation Pipeline (miles)[3]	960	960
Contract Compression (HP)	873,000	1,014,000
NGL Transportation (miles)[4]	1,170	1,740
NGL Fractionation (Bbls/d)[4]	25,000	225,000
NGL Storage (MMBbls/d)[4]	47	47



Midcontinent
Granite Wash
Mississippi Lime
Marcellus
Utica
Haynesville/Cotton Valley
Added 90 MMcf/d of processing capacity
Permian
Acquired SUGS and completed 125 MMcf/d Ranch JV facility
Eagle Ford
Increased capacity of Eagle Ford Expansion Project by 125 MMcf/d and added 150 MMcf/d of treating capacity

1 As of 9/30/12 and 9/30/2013, respectively
2 2012 throughput does not include SUGS
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest, and MEP Joint Venture, in which Regency has a 50% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
4 Via Lone Star Joint Venture, in which Regency has a 30% interest

Gathering & Processing: West Texas

Year-Over-Year Growth[1]

- Total volumes increased 410% over Legacy Q3 2012
- NGL production increased 690% over Legacy Q3 2012
- SUGS system integration complete
- Processing capacity increased from 125 MMcf/d to 940 MMcf/d
- Recently completed 140 MMcf/d of gathering expansions into Reeves County (Delaware Basin)

2014 Opportunities

- Currently constructing 125 MMcf/d of additional gathering capacity into Andrews and Culberson counties (Delaware Basin)
- Plans to add 200 MMcf/d of incremental processing capacity in early 2015
- Expanding condensate stabilization and transportation systems



Red Bluff Expansion
Ranch JV Expansion
Eddy
Loving
Reeves
Pecos
Gaines
Andrews
Ector
Crane
Dawson
Martin
Midland
Upton
Borden
Howard
Glasscock
Reagan
Crockett
Terrell
Scurry
Mitchell
Sterling
Irion
Fisher
Nolan
Coke
Tom Green
Schleicher
Sutton
Jones
Taylor
Runnels
Concho
Menard
Kimble
Callahan
Coleman
McCulloch
Mason
Plants
Regency
Pipelines
Regency
Shale Plays
Avalon-Bone Spring
Permian
Cline

1 Comparison is third quarter 2012 versus third quarter 2013; third quarter 2012 results exclude SUGS

Gathering & Processing: South Texas

Year-Over-Year Growth[1]

- Total South Texas volumes have increased nearly 40%
- Total NGL production has increased nearly 40%
- Eagle Ford Expansion Project volumes have increased 60%
- Increased total treating capacity from 170 MMcf/d to 320 MMcf/d
- Added 17,000 Bbls/d of oil gathering capacity

2014 Opportunities

- Continued volume ramp up across all systems
- Pursuing approximately 70,000 Bbls/d of crude gathering
- Expect to further increase treating capacity



Edwards Lime Expansion
Wilson
DeWitt
Texas
Zavala
Frio
Atascosa
Eagle Ford Expansion
Tilden Expansion
La Salle
McMullen
Bee
Refugio
San Patricio
Duval
Jim Wells
Nueces

1 Comparison is third quarter 2012 versus third quarter 2013; third quarter 2012 results exclude SUGS

Gathering & Processing: North Louisiana

REGENCY ENERGY PARTNERS

Year-Over-Year Growth[1]

- Dubach volumes have increased more than 60%
- Dubach NGL production has increased more than 50%
- Increased processing capacity from 140 MMcf/d to 210 MMcf/d
- Built 22 miles of high-pressure gathering pipeline with a capacity of 100 MMcf/d

2014 Opportunities

- Completing construction of 400 MMcf/d of additional gathering capacity by January 1, 2014
- Completing 200 MMcf/d processing upgrade at Dubberly
- Planning to add 100 MMcf/d of gathering capacity
- Evaluating new cryogenic processing expansion at Dubberly
- Growth from Cotton Valley expected to bring new volumes to RIGS



Dubberly Expansion
Dubach Expansion
Texas
Louisiana
Morehouse
Richland
Winn
Cal
Legend
REGENCY PLANT
NEW CONSTRUCTION
GATHERING
TRANSMISSION
COTTON VALLEY
BROWN DENSE
HAYNESVILLE-BOSSIER

1 Comparison is third quarter 2012 versus third quarter 2013; third quarter 2012 results exclude SUGS

Lone Star Opportunities

Year-Over-Year Growth
- 209,000 Bbls/d Gateway Pipeline in service and began ramp up
- Added two 100,000 Bbls/d of Fractionation Capacity (Frac II came online November 2013)
- Announced 6 million Bbls/month LPG export facility (In service 2015)

2014 Opportunities
- Continued volume ramp up on Gateway and Fracs I and II
- Permitting 100,000 Bbls/d Frac III
- Evaluating expansion of NGL transportation capacity from Permian Basin
- Opportunities to expand downstream transportation infrastructure and NGL purity product markets



West Texas Gateway NGL Pipeline
Frac 1 & 2
Mariner South

Expect Lone Star's EBITDA to increase significantly as projects come online and volumes ramp up in 2014 and 2015

Contract Services Opportunities

- New opportunities driving increased capex spending for compression due to continued strong demand, particularly in the Permian Basin, Eagle Ford, Niobrara and Appalachian Shales

Contract Compression Growth Opportunities

- As of November 1st, have approximately 50,000 HP booked to be set for the remainder of 2013
- Larger gas-lift opportunities and turn-key facility installations, including for compression and production facilities, will drive growth in the Eagle Ford and Permian – 100,000 HP potential
- Oil and liquids activity is increasing Utica Shale opportunities for 2014 – 40,000 HP potential
- Expect additional growth in the Niobrara Shale as customers solidify expansion plans – 40,000 HP potential
- Other – 20,000 HP potential



Marcellus/Utica
Niobrara
Barnett/Haynesville
Fayetteville
Granite Wash
Permian/Avalon/ Bone Spring
Gulf Coast
Eagle Ford

Overview of PVR Partners Acquisition



Strategic Highlights

➢ Combination of Regency and PVR creates a premiere, diversified gas gathering and processing MLP with scaled presence in the most economic, high-growth, oil and gas plays in North America

Increased Scale and Basin Diversification	► PVR adds a strategic presence in three prolific areas; the Marcellus and Utica Shales in the Appalachian Basin, and the Granite Wash in the Mid-Continent
Meaningful Growth Projects	► PVR has several projects under development or construction which are expected to add significant volumes in 2015 ► Announced Utica Ohio River Project will provide a substantial growth opportunity with in-service date early 2015 – 'First-mover' advantage – Significant upside
Acquisition of Largely Fee-Based EBITDA	► Stable contracted, fee-based asset portfolio with a majority of PVR gross margin under fixed-fee contracts ► Marcellus expected to comprise ~55% of PVR EBITDA in 2013E and is all fee-based; significant demand charges on trunklines
Enhanced Long-Term Value Creation	► Significant increase in EBITDA and DCF expected over time as the combined company benefits from project cash flows ► Estimate achieving synergies of approximately $30 million per year (beginning in year 1) ► Transaction and pro forma credit profile is in keeping with Regency long-term investment grade rating objective

Combination strengthens Regency's position for long-term distribution growth

Expanding Asset Base

➢ PVR combination will expand Regency's position in the major growth plays in the lower 48

Pro Forma Asset Base

Pro Forma Asset Summary[1]	
Gathering Pipeline (miles)	16,738
Treating/Processing Plants[2]	25
Transportation Pipeline (miles)[3]	960
Contract Compression (HP)	1,014,000
NGL Transportation (miles)[4]	1,740
NGL Fractionation (Bbls/d)[4]	225,000
NGL Storage (MMBbls/d)[4]	47



Adds major position in Marcellus and Utica Shales
Greatly expands Midcontinent into Granite Wash Mississippi Lime
Announced Utica Ohio River Project
Expands reach into Cline Shale
TIOGA
LYCOMING
LUZERNE
MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)*
Lone Star NGL*
Midcontinent Express Pipeline*
Regency Regional Offices
Regency Corporate Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
PVR Interstate Pipeline
PVR Planned Pipeline
PVR Pipeline
PVR Facility
PVR Trunkline

1 As of 9/30/13
2 Operated within Regency's Gathering & Processing Segment
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest, and MEP Joint Venture, in which Regency has a 50% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
4 Via Lone Star Joint Venture, in which Regency has a 30% interest

Marcellus Productivity: Finding the Sweet Spots

- PVR's assets sit in most of the top producing counties in the Marcellus Shale



CHAUTAUQUA
CATTARAUGUS
CHEMUNG
TIOGA
BROOME
DELAWARE
ERIE
WARREN
MCKEAN
POTTER
CRAWFORD
WAYNE
FOREST
CAMERON
SULLIVAN
LACKAWANNA
MERCER
VENANGO
CLINTON
PIKE
CLARION
JEFFERSON
LUZERNE
COLUMBIA
MONROE
BUTLER
CLEARFIELD
CENTRE
UNION
MONTOUR
NORTHUMBERLAND
CARBON
SNYDER
SCHUYLKILL
NORTHAMPTON
BEAVER
ARMSTRONG
INDIANA
MIFFLIN
LEHIGH
HUNTERDON
JUNIATA
ALLEGHENY
CAMBRIA
BLAIR
HUNTINGDON
PERRY
DAUPHIN
BERKS
BUCKS
LEBANON
WESTMORELAND
MONTGOMERY
CUMBERLAND
SOMERSET
BEDFORD
FRANKLIN
LANCASTER
CHESTER
PHILADELPHIA
FULTON
4- Bcfe
14+ Bcfe

Indicates county in which PVR has operations in service
Indicates county in which PVR has acreage dedications/systems under development

Source: U.S. Capital Advisors

Marcellus Productivity Rankings

- PVR has assets in 6 of the 10 counties generating the highest EURs in the Marcellus Shale



Marcellus EUR Scatter by County
EUR (Bcfe)
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
11.2
8.9
8.1
6.5
5.5
4.2
3.7
3.4
2.5
1.5
Wyoming
Susquehanna
Greene
Bradford
Lycoming
Westmoreland
Tioga
Washington
Fayette
Clearfield
Indicates county in which PVR has operations

Source: U.S. Capital Advisors

Summary

➢ Extensive midstream portfolio and strong position in majority of high-growth shale plays driving expansion opportunities






Strong Visibility for Continued Growth	High-Quality Assets	Integrated Midstream Platform	Focused on Execution
• Completed $3+ billion in organic projects and acquisitions with continued ramp up in 2014 and beyond • PVR acquisition will add considerable scale and significant growth opportunities, which supports long-term distribution growth • New organic growth opportunities continue to develop across all operating areas	• Assets strategically located in majority of the most prolific shale plays and basins • Strong position in oil and liquids-rich plays driving significant organic growth program • High percentage of fee-based margins	• Comprehensive midstream service provider with significant presence across the midstream value chain • Diversity of business mix, large scale, along with strategically located assets enhances stability of cash flows	• SUGS integration substantially complete • PVR integration plan underway • Continue to develop and execute organic projects on time and within budget • Maintain strong balance sheet and financial flexibility

Regency is well positioned for long-term distribution growth

Appendix



Recently Completed Expansions

Project	RGP Growth Capital ($ in millions)	Estimated Completion Date	Expected Ramp Up
Ranch JV Processing Facility[1]	$33	Refrigeration Plant – June 2012 Cryogenic Processing Plant – Operational December 2012	Currently operating at 75% capacity; 100% contracted under firm contracts
Lone Star Gateway NGL Pipeline[2]	$275	December 2012	Expect volumes to continue to continue to increase in 2014 and 2015
Lone Star Fractionator 1[2]	$118	December 2012	Throughput reached 72,000 Bbls/d for Q3 2013; 100% contracted
Tilden Treating Plant Expansion	$40	January 2013	Volumes have increased more than 40% since the expansion came online in January 2013
Dubach Expansion	$75	JT Plant – November 2012 Cryogenic Processing Plant – June 2013	Legacy and expanded cryogenic operating at 100% capacity
Red Bluff Expansion[4]	$330	In service August 2013	Currently flowing at 70% of capacity which will increase with new gathering tie ins and additional expansion planned for the area
Edwards Lime JV Gathering System Expansion[3]	$90	Online Q3 2013	Increased capacity of the treating facility by nearly 45% and Q3 2013 volumes have increased 28% over Q3 2012 Added 17,000 Bbls/d oil gathering system that is currently flowing 10,000 Bbls/d
Lone Star Fractionator 2[2]	$105	Q4 2013	Expect volumes to tier up into 2015
Eagle Ford Expansion	$490	Ongoing; Final Completion Early 2014	Build out 90% complete; Moving over 400 million a day, handling three-phase flow of oil, gas and water
Total Growth Capital	**$1,556**		

1. Represents Regency's 33.33% share
2. Represents Regency's 30% share
3. Represents Regency's 60% share
4. Represents total project costs. Regency's expected costs since April 30, 2013 are expected to be $69 million

PVR Eastern Midstream Overview

Marcellus Systems Overview

- 100% fee-based:
  - Firm reservation charges provide a floor on returns
  - Additional volumetric fees based upon actual volumes
- Gathering Pipeline / Trunkline Miles: 252
- Well Connects: 261 (through July 31, 2013)
- 2013 Q2 Volume (MMcfd): 1,310
- 377,000+ dedicated acres with substantial producers committed to development
- Fresh water pipeline JV supplies producers
- In May 2012, PVR acquired a membership interests of Chief Gathering LLC resulting in a major expansion of its pipeline systems in the Eastern Midstream segment

Asset Map



NY
PA
Lycoming Trunkline
Wyoming Trunkline

Lycoming System

- First large-diameter gathering system in north-central PA Marcellus fairway
- 80 miles of 30-inch pipeline
- 850 MMcf/d capacity
- Phase I began service Q1 2011
- Phase II began service Q4 2011
- Phase III began service Q4 2012
- Total well connects of 125 through July 31, 2013

Wyoming System

- Trunkline nature of the system provides bi-directional flows to Transco and Tennessee Gas; adds optionality for producers and effectively doubles capacity on the line
- Running through Wyoming Co., PA enables access to 4 market outlets via 2 major pipelines
- Began service June 2010
- 89 miles of 24-inch pipeline in service since Q4 2012
- 750 MMcf/d capacity
- Currently constructing system extension to service additional local producers
- Total well connects of 51 through July 31, 2013

PVR Mid-Continent Midstream Overview

Key Highlights

- Traditional midstream gathering and processing business
- Assets are located in attractive natural gas basins with long-lived reserves
- 460 MMcfd processing capacity
- Hamlin and Crescent systems positioned for growth in Cline Shale and Mississippi Lime, respectively

Key Statistics

- Gathering Pipeline Miles: 4,541
- Plants and Processing Capacity: 6 plants (460 MMcfd)

Midcontinent Assets



Panhandle System
BEAVER PLANT
SPEARMAN PLANT
ANTELOPE HILLS PLANT
SWEETWATER PLANT
Crescent System
CRESCENT PLANT
Arkoma System
Oklahoma
Texas
Hamlin System
HAMLIN PLANT
NTGG System
PVR Systems
PVR Plant Location
Area of Detail

Improvements to Regency & PVR Business Profile

2013E Gross Margin



Regency[1]
NGL Services 12%
Nat. Gas Trans. 20%
G&P 48%
Contract Services 20%
PVR
Coal 2 24%
Eastern 2,3 46%
Mid-Continent 3 30%
Pro Forma
NGL Services 8%
Coal 7%
Nat. Gas Trans. 14%
Contract Services 14%
G&P 3,4 57%

1 Excludes corporate, eliminations and Gulf State contributions
2 Represents revenue from segment
3 Includes both gathering and processing and transportation
4 Includes Eastern and Mid-Continent PVR segments

Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes – 2014

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ 32M	$ 20M	$ 8M
Flat	$ 12M	$ 0	$ (12)M
Increase $1.00	$ (8)M	$ (20)M	$(32)M

- Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $12 million change in Regency's forecasted 2014 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $20 million change in Regency's forecasted 2014 DCF

1 As of November 22, 2013

Maintain Stable Cash Flows: Comprehensive Hedging Program

Executed Hedges by Product[1]		
	Balance of 2013	Full Year 2014
Natural Gas/Ethane	41%	51%
Propane	84%	66%
Normal Butane	54%	67%
C5+/Condensate	82%	49%

1 As of November 22, 2013. Based on exposures as of Q3 2013

Maintain Stable Cash Flows: Comprehensive Hedging Program

Executed Hedges by Product[1]				
	Balance of 2013		Full Year 2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Propane	3,150	$0.96	2,500	$1.01
Normal Butane	975	$1.38	1,200	$1.39
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	2,365	$97.08	1,426	$92.70
Cushing to Midland Basis	1,000	(0.35)	-	-
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas (Henry Hub)	23,000	$3.92	32,000	$3.96
Natural Gas (Permian)	15,000	$4.35	15,000	$4.22

1 As of October 16, 2013

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended						
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
					($ in millions)		
Net income (loss)	42	11	$ (29)	$ (8)	$ (2)	$ 28	$ 15
Add:							
Interest expense, net	41	41	37	35	29	28	30
Depreciation and amortization	74	68	65	60	71	69	53
Income tax expense (benefit)	2	0	(3)	-	(1)	-	-
EBITDA (1)	$ 159	$ 120	$ 70	$ 87	$ 97	$ 125	$ 98
Add (deduct):							
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)	66	60	63	56	54	60	57
Income from unconsolidated affiliates	(37)	(31)	(35)	(19)	(20)	(34)	(32)
Non-cash (gain) loss from commodity and embedded derivatives	(14)	(4)	18	(2)	7	(22)	(2)
Loss on debt refinancing, net	-	7	-	-	-	8	-
Other income, net	(2)	3	1	2	1	1	2
Adjusted EBITDA	$ 172	$ 155	$ 117	$ 124	$ 139	$ 138	$ 123

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 18	$ 18	$ 20	$ 14	$ 7	$ 26	$ 23
Add (deduct):							
Depreciation and amortization	9	9	9	9	9	9	9
Interest expense, net	1	-	1	1	-	1	-
Loss on sale of asset, net	-	-	-	-	1	-	-
Impairment of property, plant and equipment	-	-	-	8	14	-	-
Other expense, net	-	-	-	1	-	-	-
Adjusted EBITDA	$ 28	$ 27	$ 30	$ 33	$ 31	$ 36	$ 32
Ownership interest	49.99%	49.99%	49.99%	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Adjusted EBITDA	$ 14	$ 13	$ 15	$ 15	$ 15	$ 18	$ 16

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 21	$ 21	$ 21	$ 21	$ 21	$ 21	$ 21
Add:							
Depreciation and amortization	17	17	18	17	17	17	17
Interest expense, net	13	13	13	13	13	13	13
Adjusted EBITDA	$ 51	$ 51	$ 52	$ 51	$ 51	$ 51	$ 51
Ownership interest	50%	50%	50%	50%	50%	50%	50%
Partnership's interest in Adjusted EBITDA	$ 26	$ 26	$ 26	$ 26	$ 26	$ 26	$ 26

We acquired a 49.9% interest in MEP Joint Venture in May 2010.

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 60	$ 44	$ 55	$ 37	$ 31	$ 41	$ 38
Add (deduct):							
Depreciation and amortization	21	20	20	14	13	13	12
Other (income) expense, net	1	1	-	-	-	(1)	1
Adjusted EBITDA	$ 82	$ 65	$ 75	$ 51	$ 44	$ 53	$ 51
Ownership interest	30%	30%	30%	30%	30%	30%	30%
Partnership's interest in Adjusted EBITDA	$ 25	$ 20	$ 23	$ 15	$ 13	$ 16	$ 15

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

(5) 100% of Ranch Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net loss	$ 1	$ 1	$ -	$ (1)	$ (1)	$ -	$ -
Add (deduct):							
Depreciation and amortization	1	1	2	1	-	-	-
Adjusted EBITDA	$ 2	$ 2	$ 2	$ -	$ (1)	$ -	$ -
Ownership interest	33%	33%	33%	33%	33%	33%	33%
Partnership's interest in Adjusted EBITDA	$ 1	$ 1	$ 1	$ -	$ (0)	$ -	-

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

1 Beginning in the second quarter of 2013, results have been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities. Results shown prior to the second quarter of 2013 exclude any impact related to the historical SUGS results

Non-GAAP Reconciliation

Haynesville Joint Venture	Three Months Ended September 30, 2013	2012
	($ in millions)	
Net income	$ 18	$ 7
Add:		
Operation and maintenance	5	5
General and administrative	4	5
Depreciation and amortization	9	9
Interest expense, net	1	14
Other income and deductions, net	-	1
Total Segment Margin	$ 37	$ 41

Lone Star Joint Venture	Three Months Ended September 30, 2013	2012
	($ in millions)	
Net income	$ 61	$ 31
Add:		
Operation and maintenance	21	15
General and administrative	8	5
Depreciation and amortization	21	13
Income tax expense	1	1
Total Segment Margin	$ 112	$ 65

MEP Joint Venture	Three Months Ended September 30, 2013	2012
	($ in millions)	
Net income	$ 21	$ 21
Add:		
Operation and maintenance	4	4
General and administrative	6	6
Depreciation and amortization	17	17
Interest expense, net	13	13
Total Segment Margin	$ 61	$ 61

Ranch Joint Venture	Three Months Ended September 30, 2013	2012
	($ in millions)	
Net income (loss)	$ 1	$ (1)
Add:		
Operation and maintenance	1	-
Depreciation and amortization	1	1
Total Segment Margin	$ 3	$ -

*Ranch Joint Venture's Refrigeration Processing Plant started its operation in June 2012 and the full facility began operations in December 2012.

Non-GAAP Reconciliation[1]

	Three Months Ended						
($ in millions)	September 2013	June 2013	March 2013	December 2012	September 2012	June 2012	March 2012
Net cash flows provided by operating activities	$ 183	$ 112	$ 67	$ 71	$ 79	$ 46	$ 56
Add (deduct):							
Depreciation and amortization, including debt issuance cost amortization and bond premium write-off and amortization	(75)	(68)	(50)	(62)	(47)	(45)	(54)
Income from unconsolidated affiliates	37	31	35	27	21	33	32
Derivative valuation change	14	1	(18)	2	(7)	22	3
Loss on asset sales, net	2	(1)	(1)	(1)	-	(2)	-
Unit-based compensation expenses	(2)	(1)	(2)	(1)	(1)	(1)	(1)
Cash flow changes in current assets and liabilities:							
Trade accounts receivables, accrued revenues, and related party receivables	32	27	8	4	10	(14)	(7)
Other current assets and other current liabilities	(25)	137	(13)	1	(7)	6	(5)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues	(89)	(57)	4	(22)	(20)	18	34
Distributions of earnings received from unconsolidated affiliates	(37)	(35)	(36)	(29)	(29)	(34)	(29)
Other assets and liabilities	2	(135)	1	1	-	-	-
Net (Loss) Income	$ 42	$ 11	$ (5)	$ (9)	$ (1)	$ 29	$ 29
Add:							
Interest expense, net	41	41	37	36	29	28	30
Depreciation and amortization	74	68	48	59	46	45	51
Income tax expense (benefit)	2	-	(2)	1	-	-	-
EBITDA	$ 159	$ 120	$ 78	$ 87	$ 74	$ 102	$ 110
Add (deduct):							
Partnership's interest in unconsolidated affiliates' adjusted EBITDA	66	60	63	57	54	59	57
Income from unconsolidated affiliates	(37)	(31)	(35)	(27)	(21)	(34)	(32)
Non-cash loss (gain) from commodity and embedded derivatives	(14)	(4)	18	(2)	7	(22)	(2)
Other income, net	(2)	10	3	2	1	10	1
Adjusted EBITDA	$ 172	$ 155	$ 127	$ 117	$ 115	$ 115	$ 134
Add (deduct):							
Interest expense, excluding capitalized interest	(40)	(46)	(42)	(41)	(34)	(41)	(35)
Maintenance capital expenditures	(9)	(13)	(7)	(8)	(11)	(7)	(7)
SUGS Contribution Agreement adjustment *	-	9	14	-	-	-	-
Proceeds from asset sales	-	5	12	4	2	7	13
Other adjustments	(8)	(9)	(3)	(4)	(3)	(3)	(2)
Distributable cash flow	$ 115	$ 101	$ 101	$ 68	$ 69	$ 71	$ 103

* Includes an adjustment to CAFD related to the historical SUGS operations for the time period prior to the Partnership's acquisition.

1 Historical results have been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities